EXHIBIT 24










                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                     /s/ David F. Craigmile L.S.
                                                     ---------------------------
                                                     David F. Craigmile

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999





                                              /s/ Ranko Cucuz L.S.
                                              --------------------
                                              Ranko Cucuz

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999





                                              /s/ Ronald B. Kalich L.S.
                                              -------------------------
                                              Ronald B. Kalich

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                    /s/ Ernest J. Nagy L.S.
                                                    -----------------------
                                                    Ernest J. Nagy

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                  /s/ Michael B. Savitske L.S.
                                                  ----------------------------
                                                  Michael B. Savitske

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                   /s/ Charles E. Schroeder L.S.
                                                   -----------------------------
                                                   Charles E. Schroeder

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                 /s/ Donald R. Sheley, Jr. L.S.
                                                 ------------------------------
                                                 Donald R. Sheley, Jr.

                                POWER OF ATTORNEY


   The undersigned, a director of NATIONAL-STANDARD COMPANY (the "Company"), does hereby constitute and appoint TIMOTHY C. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1999, and any amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign the 10-K on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Date:  November 17, 1999




                                                     /s/ Donald F. Walter L.S.
                                                     -------------------------
                                                     Donald F. Walter